UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant ☑
Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive proxy statement.

☑	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust IV
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
☐	Fee paid previously with materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Monarch ETFs

Special Meeting of Shareholders – Text Templates

Awareness Text:

Dear Valued Shareholder,

We would like to inform you that the proxy materials for the Special Meeting of Shareholders of Monarch ETFs scheduled to take place on November 10, 2026, will be sent to you in the coming days.

Please take the time to review these materials when they arrive, as they contain important information and instructions for participating in the meeting.

If you prefer not to receive a phone call, please click the following link to review the proposals and follow the instructions to submit your vote: [Individual Link here]

If you have any questions, please feel free to contact us at 1-866-206-8741.

Thank you for your attention to this matter.

STOP to END

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c/o Alliance Advisors LLC

PO Box 2000

South Hackensack, NJ 07606

 ADDRESS SERVICE REQUESTED

 MM, DD, 2026

Address1

Address2

Address3

Address4

Address5

Address6

Address7

IMPORTANT NOTICE

Insert QR CODE here

Re: Monarch ETFs – Special Meeting of Shareholders

Dear Valued Shareholder,

We have made several attempts to contact you regarding an important matter related to your investment.

Please contact us as soon as possible at 1-866-206-8741. Live Proxy Specialists are available Monday–Friday, 9:00 AM–11:00 PM ET, and Saturday–Sunday, 10:00 AM–6:00 PM ET.

Alternatively, you may scan the QR code above to conveniently complete your response online.

This matter is very important and will take only a moment of your time. Thank you in advance for your assistance with this matter.

Sincerely,

Gina Balderas

SVP, Shareholder Engagement Solutions

Monarch ETFs

Special Meeting of Shareholders – Email Templates

Availability of Materials Email:

Subject: IMPORTANT: – Your investment in Monarch ETFs.

Dear Valued Shareholder:

As a courtesy to our shareholders, we are writing to inform you that the proxy materials for the upcoing Special Meeting of Shareholders of Monarch ETFs are now available for review.

You may access the materials at the link below: [Proxy Hub Link]

Although printed materials will be mailed shortly, you may review the information and submit your vote at any time using one of the methods below.

Voting is easy!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-866-206-8741 between the hours of 9:00am -11:00pm ET, Monday through Friday and 10:00am – 6:00pm ET Saturday and Sunday.
2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Submitting your vore early will prevent additional reminder outreach.

We appreciate your time and continued engagement.

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Monarch ETFs

Special Meeting of Shareholders – Email Templates

Beginning of Campaign Email:

Subject: Action Required! – Your investment in Monarch ETFs.

Dear Valued Shareholder:

The Special Meeting of Shareholders for Monarch ETFs is quickly approaching. Our latest records show that your vote has not been received.

The Board of Trustees unanimously recommends that all Shareholders vote FOR all proposals. Detailed information on the meeting and the proposals can be found by visiting Monarch ETFs, SEC Filings.

Voting is easy!

Simply use one of the following methods to promptly provide your voting instructions:

3.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-866-206-8741 between the hours of 9:00am -11:00pm ET, Monday through Friday and 10:00am – 6:00pm ET Saturday and Sunday.
4.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Please Vote Today!

We urge you to vote before November 10, 2026

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Monarch ETFs

Special Meeting of Shareholders – Email Templates

Mid-campaign Email:

Subject: Monarch ETFs – Important Information!!

Dear Valued Shareholder:

Our attempts to reach you have been unsuccessful, and the Special Meeting of Shareholders is taking place in [XX] days. As of today, our records indicate that you have not voted your shares.

The Board of Trustees unanimously recommends that all Shareholders vote FOR all proposals. Detailed information on the meeting and the proposals can be found by visiting Monarch ETFs, SEC Filings.

Your vote is very important, please vote today!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-866-206-8741 between the hours of 9:00am -11:00pm ET, Monday through Friday and 10:00am – 6:00pm ET Saturday and Sunday.
2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Every vote count, make sure your word is heard before November 10, 2026.

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Monarch ETFs

Special Meeting of Shareholders – Email Templates

End of Campaign Email:

Subject: Urgent! – Your investment in Monarch ETFs.

Dear Valued Shareholder:

On behalf of Monarch ETFs, we’ve been trying to reach you regarding Special Meeting of Shareholders. According to our most recent records, we have not received your vote, and with the meeting just days away, we strongly urge you to act now.

The Board of Trustees unanimously recommends that all Shareholders vote FOR all proposals. Detailed information on the meeting and the proposals can be found by visiting Monarch ETFs, SEC Filings.

Your vote is very important, please vote today!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-866-206-8741 between the hours of 9:00am -11:00pm ET, Monday through Friday and 10:00am – 6:00pm ET Saturday and Sunday.
2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before November 10, 2026 - Please Vote Today!

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Monarch ETFs

Special Meeting of Shareholders – Email Templates

Adjourned Meeting Email:

Subject: Your vote for Monarch ETFs Matters – Vote Before MM DD, YYYY.

Dear Valued Shareholder:

The Special Meeting of Shareholders for Monarch ETFs has been adjourned to afford Shareholders of record additional time to vote on the proposals described in the Proxy Statement.

The Board of Trustees unanimously recommends that all Shareholders vote FOR all proposals. Your participation in this process is important and appreciated, please vote your shares today! Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-866-206-8741 between the hours of 9:00am -11:00pm ET, Monday through Friday and 10:00am – 6:00pm ET Saturday and Sunday.
2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before MM DD, YYYY - Please Vote Today!

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c/o Alliance Advisors LLC

PO Box 2000

South Hackensack, NJ 07606

ADDRESS SERVICE REQUESTED

MM, DD, 2026

Address1

Address2

Address3

Address4

Address5

Address6

Address7

IMPORTANT NOTICE

Insert QR CODE here

Re: Monarch ETFs – Special Meeting of Shareholders

Dear Valued Shareholder,

Monarch ETFs has engaged Alliance Advisors to assist with an important matter related to your investment.

We kindly request you contact us as soon as possible. You can reach us by calling 1-866-206-8741 during the hours Monday through Friday: 9:00 AM – 11:00 PM ET.

Alternatively, you may scan the QR code above to conveniently complete your response online.

Your prompt attention to this matter is greatly appreciated, as it requires only a moment of your time.

Thank you for your cooperation.

Gina Balderas

Operations Manager

Monarch ETFs

Special Meeting of Shareholders – Text Templates

Beginning of Campaign text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your investment in Monarch ETFs and the Board of Trustees.

The Special Meeting of Shareholders is fast approaching, and according to our records, we have not received your vote.

Should you prefer, we are happy to assist you by phone at 1-866-206-8741, or you may vote securely by clicking the following link.

[Individual Link here]

To review the meeting proposals, please click the following link: [Insert DEF 14A Link]

Thank you for your attention to this matter.

STOP to END

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Monarch ETFs

Special Meeting of Shareholders – Text Templates

Mid-campaign text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your investment in Monarch ETFs and the Board of Trustees.

Our attempts to reach you have been unsuccessful, and the Special Meeting of Shareholders is taking place in [XX] days. As per our records, your vote has not been submitted yet. Please make sure to VOTE YOUR SHARES TODAY!

Vote securely using the link below, or call 1-866-206-8741 to speak to a proxy voting specialist. [Individual Link here]

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

Thank you for your attention to this matter.

STOP to END

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Monarch ETFs

Special Meeting of Shareholders – Text Templates

End of Campaign Text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your investment in Monarch ETFs and the Board of Trustees.

The Special Meeting of Shareholders is just [XX] days away, and our records indicate that you have not yet cast your vote. Time is critical, please take action NOW and VOTE YOUR SHARES TODAY!

To prevent any additional correspondence or phone calls, please contact us 1-866-206-8741, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

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Monarch ETFs

Special Meeting of Shareholders – Text Templates

Day of the Meeting and Polls are open text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your investment in Monarch ETFs and the Board of Trustees.

The Special Meeting of Shareholders is taking place today, and our records indicate that you have not yet cast your vote. Polls are still open, but time is critical. Please take action now and vote your shares today!

To prevent any additional correspondence or phone calls, please contact us at 1-866-206-8741, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

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Monarch ETFs

Special Meeting of Shareholders – Text Templates

Adjourned campaign text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your investment in Monarch ETFs and the Board of Trustees.

The Special Meeting for Shareholders has been adjourned to MM DD, YYYY, to afford Shareholders of record additional time to vote on the proposals described in the Proxy Statement.

The Board of Trustees unanimously recommends that all Shareholders vote FOR all proposals. Your participation in this process is important and appreciated, please vote your shares today!

To prevent any additional correspondence or phone calls, please contact us at 1-866-206-8741, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter. STOP to END

Additional Lines to Consider When Tailoring Text Message Templates:

For a second or more adjournment:

Following the adjournment, the Special Meeting of Shareholders will now reconvene on MM DD, YYYY.

When using Video Links:

For more information, you may also view the following video featuring a message from [First Last Name], [Title] of Monarch ETF: [Insert Video Link here]

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